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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 18, 2000

                         ALIGN-RITE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

   CALIFORNIA               0-26240                    954528353
 (State or other          (Commission                (IRS Employer
  jurisdiction            File Number)             Identification No.)
of Incorporation)

                     2428 Ontario Street, Burbank CA 91504
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (818) 843-7220


     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On May 18, 2000, Align-Rite International, Inc., issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with the pending acquisition by Phototronics, Inc. The press release is filed herewith as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired Not applicable

(b)  Pro forma financial information Not applicable

(c)  See Exhibits Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                    /s/ PETAR KATURICH
                                          --------------------------------------
                                          By: Petar Katurich
                                          Title: Chief Financial Officer,
                                                 Vice President Finance
May 23, 2000


                                 EXHIBITS INDEX

Exhibit No.             Description
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
99.1                    Press release dated May 18, 2000.


For Further Information:
At The Company
Petar Katurich
Chief Financial Officer
Pkaturich @ alignrite.com
(818) 843-7220